                                                                   EXHIBIT 10.8

                            Miramar Park of Commerce

                                 BUSINESS LEASE

     THIS LEASE, entered into this 13th day of November, 1995 between Sunbeam Properties, Inc., hereinafter called the Lessor, party of the first part, and Interstar Trading Corp. d/b/a AVTEAM (successor to Interstar Trading Corp. d/b/a Turbine Engine Technology, Corp.) of the County of Dade and State of Florida hereinafter called the Lessee or tenant, party of the second part:

     WITNESSETH, That the said Lessor does this day Lease unto said Lessee, and said Lessee does hereby hire and take as tenant 3820 Executive Way, Miramar, FL 33025 (218,309 square feet as shown on Exhibit "A" attached) situate in Miramar, Florida, (the Premises) to be used and occupied by the Lessee as a warehouse and for the disassembly of turbine engines and offices ancillary thereto and for no other purposes or uses whatsoever without the express written consent of Lessor, said consent not to be unreasonably withheld or delayed, for the term of Five
(5) years beginning the 1st day of January, 1996, and ending the 31st day of December, 2000, at and for the agreed rental payable as follows:

$0.00 for the period from January 1, 1996 thru March 31, 1996;

$7,943.45 per month plus State Sales Tax from April 1, 1996 thru December 31, 1996;

$8,261.18 per month plus State Sales Tax from January 1, 1997 thru December 31, 1997;

$8,591.63 per month plus State Sales Tax from January 1, 1998 thru December 31, 1998;

$8,935.30 per month plus State Sales Tax from January 1, 1999 thru December 31, 1999;

$9,292.71 per month plus State Sales Tax from January 1, 2000 thru December 31, 2000;

Such payments are in addition to all other payments to be made under this Lease by Lessee, including but not limited to those described in Paragraph 28.

Lessee hereby deposits $15,049.62 with Lessor for the following:
        April 1 thru 30, 1996 Rent:                               $ 7,943.45
        Lessee's Proportionate Share
        of April 1 thru 30, 1996 Expenses (per Paragraph 28):     $ 1,542.42
        Sales Tax:                                                $   563.75
        Security Deposit:                                         $ 5,000.00
                                                                  ----------
        Total:                                                    $15,049.62

Said security deposit shall to be refunded at the expiration of this Lease provided Lease is in good standing at that time.

In the event the term of this Lease begins or ends on other than the first or last day of a month, rent for such month(s) shall be prorated on a per diem basis. In the event that any monthly rental payment due hereunder is not received by Lessor by the fifth (5th) day of any month, said payment shall bear a later charge of ten percent (10%) of the monthly payment which shall be then due and payable.

All payments to be made to the Lessor on the first day of each and every month in advance without demand at the office of Sunbeam Properties, 1401 79th St. Causeway in the City of Miami, Florida 33141 or at such other place and to such other person, as the Lessor may from the time to time designate in writing.

The following express stipulations and conditions are made a part of this Lease and are hereby assented to by the Lessee:

     FIRST: The Lessee shall not assign this Lease, nor sub-let the Premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the Lessor, said consent not to be unreasonably withheld or delayed, and all additions, fixtures, or improvements which may be made by Lessee, except movable office furniture, shall become the property of the Lessor and remain upon the Premises as a part thereof, and be surrendered with the Premises at the termination of this Lease.

     SECOND: All personal property placed or moved in the Premises above described shall be at the risk of the Lessee or owner thereof, and Lessor shall not be liable for any damage to said personal property, or to the Lessee arising from the bursting or looking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever.

     THIRD: That the Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said Premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said Premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of
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fires, at its own cost and expense.

        Fourth: In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this Lease, whereby the same shall be rendered untenantable, then the Lessor shall have the right to render said Premises tenantable by repairs within said time, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

        Fifth:   The prompt payment of the rent for said Premises upon the
dates named, and the faithful observance of the rules and regulations printed upon this Lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the Lessor, are the conditions, upon which the Lease is made and accepted and any failure on the part of the Lessee to comply with the terms of said Lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the Lessor, shall at the option of the Lessor, work a forfeiture of this Lease, his agents or attorneys, shall have the right to enter said Premises, and remove all persons therefrom forcibly or otherwise, and the Lessee thereby expressly waives any and all notice required by law to terminate tenancy, and also waives any and all legal proceedings to recover possession of said Premises, and expressly agree that in the event of a violation of any of the terms of this Lease, or of said rules and regulations, now in existence, or which may hereafter be made, said Lessor, his agent or attorneys, may immediately re-enter said Premises and dispossess Lessee without legal notice or the institution of any legal proceedings whatsoever.

        Sixth:   If the Lessee shall abandon or vacate said Premises before the end of the term of this Lease, or shall suffer the rent to be in arrears, the Lessor may, at his option, forthwith cancel this Lease or he may enter said Premises as the agent of the Lessee, by force or otherwise, without being liable in any way therefor, and relate the Premises with or without any furniture that may be therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such re-letting, the said Lessee shall pay any deficiency, and if more than the full rental in realized Lessor will pay over to said Lessee the excess of demand.

        Seventh:   Lessee agree to pay the cost of collection and ten percent attorney's fee on any part of said rental that may be collected by suit or by attorney, after the same is past due.

        Eighth:   The Lessee agrees that it will pay all charges for rent, gas, electricity or other illumination, and for all water used on said Premises, and should said charges for rent, light or water herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the Lessor may at its option consider the said Lessee tenant at sufferance and immediately re-enter upon said Premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

        Ninth:   The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, goods, and chattels of said Lessee, which shall or may be brought or put on said Premises as security for the payment of the rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said Lessor, and does hereby agree to pay attorney's fees of ten percent of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by Lessor.

        Tenth:   (Intentionally Deleted)

        Eleventh: The Lessor, or any of its agents, shall have the right to enter said Premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said Premises, and to put or keep upon the doors or windows thereof a notice "For Rent" at the time within thirty (30) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this Lease, or to the rules and regulations of the building.

        Twelfth:   Lessee hereby accepts the Premises in the condition they are in at the beginning of this Lease and agrees to maintain said Premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this Lease, and to make good to said Lessor immediately upon demand, any damage to water apparatus, or electric lights, or any fixtures, appliances or appurtenances of said Premises, or of the building, caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of the Lessee.

        Thirteenth:     (a)  It is expressly agreed and understood by and
between the parties to this Lease, that the Lessor shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.




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                    (b) Except for Lessor's negligence or intentional acts and except as may be specifically provided elsewhere in this Lease, Lessor shall not be liable for any damage or injury to any person or property whether it be to the person or property of the Lessee, its employees, agents, invitees, licensees or guests by reason of Lessee's occupancy of the Premises or because of fire, flood, windstorm, water, acts of God or third parties or for any other reason beyond the control of Lessor. Lessee agrees to indemnify and save harmless Lessor from and against any and all loss, damage, claim demand, liability or expense, including reasonable attorney's fees at trial and upon appeal, by reason of damage to person or property which may arise or be claimed to have arisen as a result of Lessee's occupancy or use of the Premises, Building and/or property of which the Premises is a part by Lessee, its employees, agents, invitees, licensees or guests, or in connection therewith, or in any way arising on account of any injury or damage caused to any person or property on or in the Premises.

     FOURTEENTH: If the Lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the Lessee, before the end of said term the Lessor is hereby irrevocably authorized at its option, to forthwith cancel receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without effecting Lessor's rights as contained in this Lease, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described Premises by virtue of this Lease.

     FIFTEENTH: Lessee hereby waives and renounces for itself and family any and all homestead and exemption rights he may have now or hereafter, under or by virtue of the constitution and laws of the State of Florida, or of any other state, or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this Lease.

     SIXTEENTH: This Lease shall bind the Lessee and its assigns or successors, and the heirs, assigns, administrators, legal representatives, executors or successors as the case may be, of the Lessee.

     SEVENTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this Lease and this applies to all terms and conditions contained herein.

     EIGHTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the Premises Leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute sufficient notice to the Lessor, to comply with the terms of this Lease.

     NINETEENTH: The rights of the Lessor under the foregoing shall be cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

     TWENTIETH: It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or for work done on the Premises by order of the Lessee or otherwise accruing under this Lease shall be considered as rent due and shall be included in any lien for rent due and unpaid.

     TWENTY-FIRST: (a) It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the Premises leased hereunder shall be first submitted to the Lessor for approval before installation of same.

                    (b) Lessee may install an eighteen inch (18") high by four-foot (4') wide sign on the glass panel over its front door. Said sign shall be white vinyl and surface-applied and shall be subject to Lessor's reasonable approval. The defined copy area is attached as Exhibit "D-1".

                    (c) Lessee shall also be given the opportunity to have shared signage on a monument sign to be installed by Lessor in front of the building. Lessee's portion of the sign shall be installed by Lessor. The copy and graphics shall be in Lessee's corporate colors. A conceptual example of such signage is attached as Exhibit "D-2". Lessee shall reimburse Lessor $1,800.00 for such signage.

     TWENTY-SECOND: All personal property placed or moved in the Premises and tenant improvements to the Premises shall be at the risk of Lessee or the owner thereof, and Lessor shall not be liable to Lessee for damages to same unless caused by or due to gross negligence of Lessor, Lessor's agents or employees. Lessee agrees to obtain liability insurance containing a single limit of not less than $500,000.00 for both property and bodily injury, at its own cost. Lessee consents to provide Lessor with a Certificate of Insurance, as above described, naming Lessor as additional insured and favoring the Lessor with a thirty (30) day notice of cancellation.

     TWENTY-THIRD: Lessee is responsible for the maintenance and repair of the Premises, including but not limited to plate glass windows, all doors, all interior plumbing, the electrical and any items which the Lessee installs or has others install. If Lessee or any agent employed by Lessee damages the roof, the repair of said roof will be Lessee's sole responsibility. Lessee shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor reasonably approved by Lessor, for servicing all heating and air conditioning systems and equipment within the Premises. Such contract must become effective within thirty (30) days of the date Lessee takes possession of the Premises.
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        TWENTY-FOURTH:  Lessee represents and warrants that Robert Mortensen of
Robert Mortensen & Associates, Inc. is the only broker due a commission, fee or other sum which is now or in the future may be due and payable with regard to leasing, acquisition or other such matters related to the Demised Premises.
Said fee shall be paid by Lessor. Lessor and Lessee agree to indemnify and hold each other harmless from any and all liability for the payment of any other such commissions, fees and other sums.

        TWENTY-FIFTH: Lessor agrees to maintain the roof, landscaping, irrigation system, the exterior of the building, the adjacent lake bank, lighting, loading areas, parking areas, sidewalks and driveways, and to keep the common areas reasonably clean of debris and to provide proper supervision and security of such areas as necessary. Lessee agrees to pay in addition to the rent set forth herein, Lessee's Proportionate Share of such costs (which costs include a management fee of five percent (5%)).

        TWENTY-SIXTH: Lessor shall pay all taxes, assessments and levies charged or assessed by any governmental authority, (hereinafter collectively referred to as Taxes) upon its property in the building and Lessee's Premises and land, buildings or Premises in or upon which the Lessee's Premises are located, and shall cause all-risk insurance to be maintained thereon in amounts not to exceed the full replacement cost of the improvements constituting the building from time to time. Lessee agrees to pay as additional rent, without relief from valuation or appraisement laws, Lessee's Proportionate Share of any such taxes, of any premiums payable in respect of such insurance coverage, and of any premium payable in respect of public liability insurance and rental insurance maintained by or for the Lessor in respect of the land and building.

        TWENTY-SEVENTH: Lessee recognizes that the Premises are subject to that certain Declaration of Protective Covenants and Restrictions for Miramar Park of Commerce. Under the Declaration, Sunbeam Properties, Inc. currently enforces the Declaration and operates and maintains the Common Area referred to therein. The Lessee agrees to pay on behalf of Lessor, Lessee's Proportionate Share of any and all maintenance or other assessments imposed by Sunbeam Properties, Inc. (or its successor) on the Lessor as owner of the building as provided in the Declaration. "Lessee's Proportionate Share" shall be the fraction or ratio of the floor area of the Lessee's Premises divided by the total floor area of the building.

        TWENTY-EIGHTH: (a) Lessee shall pay $1,542.42 per month plus State Sales Tax as an estimate of Lessee's Proportionate Share of the expenses described in Paragraphs 25, 26 and 27. Said payment is in addition to all other sums to be paid by Lessee including but not limited to rent. On an annual basis, Lessor shall notify Lessee what the actual expenses were over the previous calendar year and within ten (10) days to such notice, Lessee shall pay (or receive a reimbursement) for the difference, if any, plus State Sales Tax, between what Lessee paid as an estimate and the actual expenses. Lessee's share for a partial calendar year at the beginning or end of the term of this Lease shall be prorated on a per diem basis. In the event that Lessor adjusts its estimate of the expenses described in Paragraphs 25, 26 and 27 to more accurately reflect the actual expenses incurred, Lessee's monthly estimated payment of its Proportionate Share of such expenses shall be appropriately adjusted.

                        (b)  <INTENTIONALLY DELETED>

                        (c) Notwithstanding anything to the contrary contained hereinabove, Lessee's Proportionate Share of Expenses described in Paragraphs 25 and 27 shall not unreasonably exceed what is typical for similar quality buildings located in first class business parks in Southwest Broward County. This limitation on Lessee's Proportionate Share of Expenses shall exclude any increases due to Force Majeure, utility costs, theft, vandalism or reasonable increases in security. This limitation shall not apply to Lessee's Proportionate share of real estate taxes and insurance as described in Paragraph 26.

                        (d) Notwithstanding anything to the contrary contained herein, Lessee shall have no obligation to pay its Proportionate Share of Expenses from January 1, 1996 through March 31, 1996.

        TWENTY-NINTH: (a) If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose of which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking shall occur.

                       (b) If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the Subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances and Lessor shall undertake to restore the Premises to a condition suitable for the Lessee's use, as near to the condition thereof immediately prior to such taking as is a reasonably feasible under all the circumstances.

                       (c) In the event of any such taking or private purchase in lieu thereof, Lessor and Lessee shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interest in any condemnation proceedings; provided that Lessee shall not be entitled to receive any award for Lessee's loss of its Leasehold interest, the right to such award being hereby assigned by Lessee to Lessor.

        THIRTIETH:  Should Lessee hold over and remain in possession of the
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Premises at the expiration of any term hereby created, Lessee shall, by virtue of this paragraph, become a Lessee by the month at twice the Rent per month of the last monthly installment of Rent above provided to be paid, which said monthly tenancy shall be subject to all the conditions and covenants of this Lease as though the same had been a monthly tenancy instead of a tenancy as provided herein, and Lessee shall give to Lessor at least thirty (30) days' written notice of any intention to remove from the Premises, and shall be entitle to ten (10) days' notice from Lessor in the event Lessor desires possession of the Premises; provided, however, that said Lessee by the month shall not be entitled to ten (10) days' notice in the event the said Rent is not paid in advance without demand, the usual ten (10) days' written notice being hereby expressly waived.

        THIRTY-FIRST: Notwithstanding anything to the contrary contained elsewhere in this Lease, Lessor, at Lessor's option, at any time and from time to time during the term of this Lease, may require that Lessee move to other comparable space within the Miramar Park of Commerce upon giving Lessee sixty
(60) days advance written notice of such move. The substituted space shall have approximately the same dimensions as the Premises. Base rent for the substituted space shall be the lesser of the per square foot base rent applicable under the Lease or the square foot base rent for the substituted space at the time Lessor serves written notice and request of Lessee to move to the substituted space, whereupon Lessee shall continue to Lease the substituted space upon the other terms and conditions as are herein provided. Lessor shall pay for the cost of moving Lessee into the substituted space as well as the cost of improving the substituted space to approximately the same interior design and functionability as the Premises. Notwithstanding the foregoing, If Lessee does not desire to move to the substituted space, then Lessee shall have the right to terminate this Lease by giving Lessor written notice of termination within fifteen (15) days after Lessee receives (from Lessor) such notice to move. If Lessee so terminates this Lease, the termination shall be effective upon the expiration of sixty (60) days from the date of Lessor's notice to move, and upon the effective date of such termination Lessee shall surrender possession of the Premises to Lessor.

        THIRTY-SECOND:  Lessee shall be entitled to the use of twenty-three
(23) parking spaces on an unassigned, nonreserved basis. In its normal course of business, Lessee will not cause more than said number of parking spaces to be occupied at any one time by its employees or invitees.

        THIRTY-THIRD: Lessee, its successors and assigns shall comply with the Hazardous Materials Standard for the Miramar Park of Commerce attached hereto as Exhibit "B".

        THIRTY-FOURTH: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information may be obtained from your county public health unit.

        THIRTY-FIFTH: In any case, where either party hereto is required to do any act, except the payment of rent or other money, the term for the performance thereof shall be extended by a period equal to any delay caused by or resulting from acts of God, the elements, weather, war, civil commotion, fire or other casualty, strikes, lockouts, labor disturbances, inability to procure labor or materials, failure of power, government regulations or other causes beyond such party's reasonable control, whether such time be designated by a fixed date, a fixed time or a "reasonable time".

        THIRTY-SIXTH: Lessor's Improvements. Lessor agrees to complete at no cost to Lessee the improvements described in Exhibit "C" and to provide a Certificate of Occupancy for the Premises on or before January 1, 1996. All of the improvements to be completed by Lessor including but not limited to the restrooms, shall meet current ADA code. Lessor represents that the building of which the Premises is a part is handicap accessible. All of Lessor's Improvements shall come with a one (1) year warranty to cover latent defects nonconformity with the plans approved by Lessee and faulty design. In addition, the air conditioning compressor(s) serving the Premises shall carry a five (5) year warranty. In the event a Certificate of Occupancy is issued for the Premises on a date other than January 1, 1996, Lessee and Lessor agree to make the appropriate adjustments to the lease dates and rental schedules described in this Lease. Such adjustments will continue to provide that the first three (3) months of this Lease are rent free, that the lease expiration date will remain as December 31, 2000 and the expiration date of the Lease Renewal Term described in Paragraph 38 shall remain as July 31, 2005. Such adjustments shall be verified in writing.

        THIRTY-SEVENTH: Right of First Refusal on Contiguous Space. Lessor grants to Lessee, subject to the conditions outlined herein, an ongoing right of first refusal to lease and occupy additional space that is contiguous to the Premises. Upon Lessor's notification to Lessee of space availability, Lessee shall have three (3) business days in which to exercise it's right hereunder to lease the additional contiguous space at rental rate and on lease terms acceptable to Lessor. In the event Lessor has an offer to lease such contiguous space from a third party, Lessee may lease such space on the same terms and conditions offered by the third party. Lessee's right-of-first refusal is subject to Lessee having the same or better financial condition as it had on the date of this Lease. In the event Lessee does not sign and return to Lessor the lease for such space within three (3) business days of receipt of a same from Lessor, Lessee shall be deemed to have waived this right of first refusal. Notwithstanding anything to the contrary, this right of first refusal is contingent upon there being no defaults by Lessee under this Lease at such time.

        THIRTY-EIGHTH: Renewal Option. Provided that there are no defaults under this Lease at the time that the option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of four (4) years and seven (7) months by Lessee giving written notice to Lessor of its interest to renew not less than six (6) months prior to the expiration of the then current term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that:

                        (a) Lessor's Improvements (Paragraph 36), and Lessee's Right of First Refusal on Contiguous Space (Paragraph 37) shall be null and void;

                        (b) the monthly rent described in the Witnesseth Paragraph on page 1 of this Lease shall be as follows:

$9,664.42 per month plus State Sales Tax from January 1, 2001 thru December 31, 2001;

$10,051.00 per month plus State Sales Tax from January 1, 2002 thru December 31, 2002;

$10,453.03 per month plus State Sales Tax from January 1, 2003 thru December 31, 2003;

$10,871.15 per month plus State Sales Tax from January 1, 2004 thru December 31, 2004;

$11,305.00 per month plus State Sales Tax from January 1, 2005 thru July 31,
2005;

        THIRTH-NINTH: Purchase Cancellation Option. In the event Lessee closes a transaction with Lessor for the purchase of land at the Miramar Park of Commerce and constructs a building on such land, then Lessee may cancel this Lease without penalty, so long as there are no defaults thereunder, upon giving Lessor one-hundred eighty (180) days prior written notice. Said cancellation shall be subject to Lease obtaining a certificate of occupancy for said building. Notwithstanding anything to the contrary contained hereinabove, this Purchase cancellation option is subject to Lessee having been a tenant in good standing under this Lease for a minimum of three (3) lease years.

        IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

        Signed, sealed and delivered in the purpose of:

                                     LESSOR:  SUNBEAM PROPERTIES, INC.


/s/ David Garrett                    /s/ Andrew L. Ansin, V.P
----------------------------------   ------------------------------------------
Witness Sign Name                    Andrew L. Ansin, Vice President


David Garrett                        11/13/95
----------------------------------   ------------------------------------------
Witness Print Name                   Date


/s/ John Wachter
----------------------------------
Witness Sign Name


John Wachter
----------------------------------
Witness Print Name

                                     LESSEE:  INTEREST TRADING CORP. d/b/a
                                     AVTEAM (successor to Interstar Trading
                                     Corp. d/b/a Turbine Engine Technology,
                                     Corp.)


/s/ David Garrett                    /s/ Donald A. Graw
----------------------------------   ------------------------------------------
Witness Sign Name                    Sign

David Garrett                        Donald A. Graw
----------------------------------   ------------------------------------------
Witness Print Name                   Print

/s/ John Wachter                     President and CEO
----------------------------------   ------------------------------------------
Witness Sign Name                    Title

John Wachter                         11/13/95
----------------------------------   ------------------------------------------
Witness Print Name                   Date